Supplement to Prospectus
                           Dated November 1, 2004 for
                           The Hirtle Callaghan Trust

                 The date of this Supplement is January 31, 2005


The following relates to the investment management professionals serving The Growth Equity Portfolio and updates the information about Jennison Associates LLC ("Jennison") that appears in the Trust's Prospectus on pages 45-46.

Kathleen A. McCarragher, an Executive Vice President and Head of Growth Equity at Jennison, is responsible for making day-to-day investment decisions for that portion of The Growth Equity Portfolio allocated to Jennison. Ms. McCarragher joined Jennison in 1998. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

Ms. McCarragher is supported by members of Jennison's Large Cap Growth Equity Team, which is comprised of other portfolio managers, research analysts and other investment professionals of Jennison. Team members provide research support, make securities recommendations and support the portfolio manager in carrying out her responsibilities with respect to the Trust's portfolio. Members of the team may change from time to time.